ATTACHMENT A

                  ADDITIONAL REPORTING PERSONS AND SIGNATURES

COMPANY / ADDRESS

AXA ASSURANCES I.A.R.D. MUTUELLE                 26, rue Drouot
                                                 75009 Paris, France

AXA ASSURANCES VIE MUTUELLE                      26, rue Drouot
                                                 75009 Paris, France

are Reporting Persons through their interest in the following entity:

AXA                                              25, avenue Matignon
                                                 75008 Paris, France

is a Reporting Person through its interest in AXA Financial, Inc.

SIGNED ON BEHALF OF THE ABOVE ENTITIES (collectively, the "Mutuelles AXA, and AXA")


By: /s/Alvin H. Fenichel
    ----------------------------------
    Alvin H. Fenichel, Attorney-in-Fact



COMPANY / ADDRESS


AXA America Holdings, Inc.                      1290 Avenue of the Americas
                                                New York, New York  10104

By:  /s/ Kevin R. Byrne
    -------------------------------
    Kevin R. Byrne, Treasurer



COMPANY / ADDRESS

AXA FINANCIAL, INC.                             1290 Avenue of the Americas
                                                New York, New York  10104


AXA EQUITABLE FINANCIAL SERVICES, LLC           1290 Avenue of the Americas
                                                New York, New York  10104

AXA EQUITABLE LIFE INSURANCE COMPANY            1290 Avenue of the Americas
                                                New York, New York  10104


SIGNED ON BEHALF OF THE ABOVE ENTITIES


By:  /s/ Alvin H. Fenichel
    -------------------------------
    Alvin H. Fenichel, Senior Vice
    President and Chief Accounting Officer



AXA Financial (Bermuda) Ltd.                    C/O 1290 Avenue of the Americas
                                                New York, New York  10104

By:  /s/ Kevin R. Byrne
    -------------------------------
    Kevin R. Byrne, President


ACMC, INC.                                      1290 Avenue of the Americas
                                                New York, New York  10104

By: /s/Kevin R. Byrne
    -------------------------------
    Kevin R. Byrne, Senior Vice President
    and Chief Financial Officer



Since no more than ten reporting persons may join in a single electronic Form 4 submission, a separate Form 4 is being filed today on behalf of the following reporting persons:


COMPANY / ADDRESS

Oudinot Participations                             26, rue du Colisee
                                                   75008 Paris, France


VOTING TRUSTEES / ADDRESS

Henri de Castries, Christopher Condron and Denis   25, avenue Matignon
Duverne (collectively, the "AXA Voting             75008 Paris, France
Trustees") pursuant to the Amended and Restated
Voting Trust Agreement dated as of
May 12, 2002, with AXA.


MONY LIFE INSURANCE COMPANY                       1290 Avenue of the Americas
                                                  New York, New York  10104

MONY LIFE INSURANCE COMPANY OF AMERICA            1290 Avenue of the Americas
                                                  New York, New York  10104